                   DW INTERMEDIATE TERM US TREASURY TRUST

                 SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                              WITH WAIVED EXPENSES

                                    02/28/98


                                6
YIELD = 2 { [ ((a-b) /cd)  +1] -1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
        d = The maximum offering price per share on the last day of the period


                                                               6
YIELD = 2 { [ ((38,839.67 - 2,468.73) /827,656.140 X 10.02) +1]  -1}

                       =                5.32%

                     DW INTERMEDIATE TERM US TREASURY TRUST

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                            WITHOUT WAIVED EXPENSES

                                    02/28/98


                                6
YIELD = 2 { [ ((a-b) /cd)  +1] -1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
        d = The maximum offering price per share on the last day of the period


                                                                6
YIELD = 2 { [ ((38,839.67 - 18,508.69) /827,656.140 X 10.02) +1] -1}

                       =                2.96%

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                DEAN WITTER INTERMEDIATE-TERM US TREASURY TRUST


(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                     -                                    -
                    |        ----------------------  |
FORMULA:            |       |          |
                    |  /\ n |         EV        |
               t  = |    \  |    ------------- |  - 1
                    |     \ |          P      |
                    |      \|          |
                    |_                 _|

                                EV
              TR  =         ----------  - 1
                                P


               t = AVERAGE ANNUAL COMPOUND RETURN
               n = NUMBER OF YEARS
              EV = ENDING VALUE
               P = INITIAL INVESTMENT
              TR = TOTAL RETURN

                                   (B)                             (A)
  $1,000         EV AS OF         TOTAL        NUMBER OF      AVERAGE ANNUAL
INVESTED - P     28-Feb-98     RETURN - TR     YEARS - n    COMPOUND RETURN - t
------------     ---------     -----------     ---------    -------------------

28-Feb-97        $1,093.30         9.33%         1.0000             9.33%

27-Sep-95        $1,144.60        14.46%         2.4230             5.73%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                     -                                    -
                    |        ----------------------  |
FORMULA:            |       |          |
                    |  /\ n |         EVb       |
               tb = |    \  |    ------------- |  - 1
                    |     \ |          P      |
                    |      \|          |
                    |_                 _|


              tb = AVERAGE ANNUAL COMPOUND RETURN
                   (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
               n = NUMBER OF YEARS
             EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                   ASSUMED BY FUND MANAGER)
               P = INITIAL INVESTMENT


                                                    (C)
  $1,000         EVb AS OF     NUMBER OF       AVERAGE ANNUAL          TOTAL
INVESTED - P     28-Feb-98     YEARS - n    COMPOUND RETURN - tb    RETURN - TR
------------     ---------     ---------    --------------------    -----------

28-Feb-97        $1,069.30       1.0000              6.93%              6.93%

27-Sep-95        $1,105.70       2.4230              4.23%             10.57%

(D)           GROWTH OF $10,000
(E)           GROWTH OF $50,000
(F)           GROWTH OF $100,000


FORMULA:      G = (TR+1)*P
              G = GROWTH OF INITIAL INVESTMENT
              P = INITIAL INVESTMENT
              TR = TOTAL RETURN SINCE INCEPTION


                             (D) GROWTH OF     (E) GROWTH OF     (F) GROWTH OF
  $10,000         TOTAL         $10,000            $50,000          $100,000
INVESTED - P   RETURN - TR   INVESTMENT - G    INVESTMENT - G    INVESTMENT - G
------------   -----------   --------------    --------------    --------------

27-Sep-95        14.46           $11,446           $57,230          $114,460